                                                                     Exhibit 24



                                GRUBB & ELLIS COMPANY
                                  POWER OF ATTORNEY

                                       FORM S-8
                     1990 AMENDED AND RESTATED STOCK OPTION PLAN

    Each of the undersigned directors of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert J. Walner and Carol M. Vanairsdale, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 covering shares of the common stock of Grubb & Ellis Company issued pursuant to said corporation's 1990 Amended and Restated Stock Option Plan, as amended (the "Plan") and any future Registration Statements on Form S-8 for additional shares to be issued under the Plan, and any amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

    This instrument may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which shall constitute, collectively, one instrument.

    IN WITNESS WHEREOF, we have signed these presents this 20th day of June, 1997.

/s/ Lawrence S. Bacow                  /s/ Reuben S. Leibowitz
-------------------------              ------------------------------
Lawrence S. Bacow                      Reuben S. Leibowitz


/s/ Robert J. McLaughlin               /s/ John D. Santoleri
-------------------------              ------------------------------
Robert J. McLaughlin                   John D. Santoleri


/s/ R. David Anacker                   /s/ Joe F. Hanauer
-------------------------              ------------------------------
R. David Anacker                       Joe F. Hanauer


/s/ Neil Young                         /s/ Sidney Lapidus
-------------------------              ------------------------------
Neil Young                             Sidney Lapidus


/s/ Todd Williams                      /s/ C. Michael Kojaian
-------------------------              ------------------------------
Todd Williams                          C. Michael Kojaian

                                  POWER OF ATTORNEY

                                       FORM S-8
                     1990 AMENDED AND RESTATED STOCK OPTION PLAN

    The undersigned President and Chief Executive Officer of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert J. Walner and Carol M. Vanairsdale, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in his capacity as President and Chief Executive Officer of the Company, to sign any amendments to this Registration Statement on Form S-8 covering shares of the common stock of Grubb & Ellis Company issued pursuant to said corporation's 1990 Amended and Restated Stock Option Plan, as amended (the "Plan") and any future Registration Statements on Form S-8 for additional shares to be issued under the Plan, and any amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have signed these presents this 20th day of June, 1997.




                             /s/ Neil Young
                             ------------------------------
                             Neil Young
                             President and Chief Executive Officer

                                  POWER OF ATTORNEY

                                       FORM S-8
                     1990 AMENDED AND RESTATED STOCK OPTION PLAN

    The undersigned Senior Vice President and Chief Financial Officer of Grubb
& Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert J. Walner and Carol M. Vanairsdale, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in his capacity as Senior Vice President and Chief Financial Officer of the Company, to sign any amendments to this Registration Statement on Form S-8 covering shares of the common stock of Grubb & Ellis Company issued pursuant to said corporation's 1990 Amended and Restated Stock Option Plan, as amended (the "Plan") and any future Registration Statements on Form S-8 for additional shares to be issued under the Plan, and any amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have signed these presents this 17th day of June, 1997.




                             /s/ Brian Parker
                             ----------------------------------------
                             Brian Parker
                             Senior Vice President and
                             Chief Financial Officer

                                GRUBB & ELLIS COMPANY
                                  POWER OF ATTORNEY

                                       FORM S-8
                           NEW EMPLOYEE STOCK PURCHASE PLAN

    Each of the undersigned directors of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert J. Walner and Carol M. Vanairsdale, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Registration Statement on Form S-8 covering shares of the common stock of Grubb & Ellis Company issued pursuant to said corporation's New Employee Stock Purchase Plan (the "Plan"), and any amendments thereto, and any future Registration Statements on Form S-8 for additional shares to be issued under the Plan, and any amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

    This instrument may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which shall constitute collectively, one instrument.

    IN WITNESS WHEREOF, we have signed these presents this 20th day of June, 1997.



/s/ Lawrence S. Bacow                  /s/ Reuben S. Leibowitz
-------------------------              ------------------------------
Lawrence S. Bacow                      Reuben S. Leibowitz


/s/ Robert J. McLaughlin               /s/ John D. Santoleri
-------------------------              ------------------------------
Robert J. McLaughlin                   John D. Santoleri


/s/ R. David Anacker                   /s/ Joe F. Hanauer
-------------------------              ------------------------------
R. David Anacker                       Joe F. Hanauer


/s/ Neil Young                         /s/ Sidney Lapidus
-------------------------              ------------------------------
Neil Young                             Sidney Lapidus


/s/ Todd Williams                      /s/ C. Michael Kojaian
-------------------------              ------------------------------
Todd Williams                          C. Michael Kojaian

                                GRUBB & ELLIS COMPANY
                                  POWER OF ATTORNEY

                                       FORM S-8
                           NEW EMPLOYEE STOCK PURCHASE PLAN

    The undersigned, President and Chief Executive Officer of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert J. Walner and Carol M. Vanairsdale, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in his capacity as President and Chief Executive Officer, to sign the Registration Statement on Form S-8 covering shares of the common stock of Grubb & Ellis Company issued pursuant to said corporation's New Employee Stock Purchase Plan (the "Plan"), and any amendments thereto, and any future Registration Statements on Form S-8 for additional shares to be issued under the Plan, and any amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


    IN WITNESS WHEREOF, we have signed these presents this 20th day of June, 1997.


                             /s/ Neil Young
                             ----------------------------------------
                             Neil Young
                             President and Chief Executive Officer

                                GRUBB & ELLIS COMPANY
                                  POWER OF ATTORNEY

                                       FORM S-8
                           NEW EMPLOYEE STOCK PURCHASE PLAN

    The undersigned, Senior Vice President and Chief Financial Officer of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert J. Walner and Carol M. Vanairsdale, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in his capacity as Senior Vice President and Chief Financial Officer, to sign the Registration Statement on Form S-8 covering shares of the common stock of Grubb & Ellis Company issued pursuant to said corporation's New Employee Stock Purchase Plan (the "Plan"), and any amendments thereto, and any future Registration Statements on Form S-8 for additional shares to be issued under the Plan, and any amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


    IN WITNESS WHEREOF, we have signed these presents this 17th day of June, 1997.


                             /s/ Brian Parker
                             ------------------------------
                             Brian Parker
                             Senior Vice President and
                             Chief Financial Officer